UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2005

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-81778	16-1333214
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1 South Stone Street, Wheeling, West Virginia		26003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (304) 232-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Change of Directors and Principal Officer Positions

Effective October 28, 2005, Dean Lawrence, the Vice President of Finance and Principal Accounting Officer of Wheeling Island Gaming, Inc. (the “Company”), voluntarily resigned from his position with the Company.

(c) Appointment of Principal Officers

                                                The Board of Directors of the Company appointed Michael D. Corbin as Interim Vice President - Finance and Principal Accounting Officer, effective October 28, 2005.  Mr. Corbin previously held the position of Vice President - Finance and Principal Accounting Officer of the Company from November 2001 until May 2005.  Mr. Corbin currently serves as Director and Vice President — Treasurer of Delaware North Companies Gaming & Entertainment, Inc., the parent of the Company.  Mr. Corbin has been the Controller for Delaware North Companies Gaming & Entertainment, Inc. since April 1996.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

By:	/s/ Michael D. Corbin
	Name:	Michael D. Corbin
	Title:	Interim Vice President of Finance

Date:  November 2, 2005